Canopy Growth and Acreage
Implement Amended Arrangement

September 23, 2020
Smiths Falls, Ontario & New York, New York - Canopy Growth Corporation (“Canopy Growth”) (TSX:WEED) (NYSE:CGC) and Acreage Holdings, Inc. (“Acreage”) (CSE:ACRG.A.U, ACRG.B.U) (together, the “Companies”) are pleased to announce the implementation of Acreage’s previously announced amended arrangement under section 288 of the Business Corporations Act (British Columbia) with Canopy Growth (the “Amended Arrangement”).
Pursuant to the Amended Arrangement, Acreage’s articles have been amended to create new Class E subordinate voting shares (the “Fixed Shares”), Class D subordinate voting shares (the “Floating Shares”) and Class F multiple voting shares (the “Fixed Multiple Shares”). Each existing Class A subordinate voting share of Acreage (each, a “Subordinate Voting Share”) has been exchanged for 0.7 of a Fixed Share and 0.3 of a Floating Share, each existing Class B proportionate voting share (each, a “Proportionate Voting Share”) has been exchanged for 28 Fixed Shares and 12 Floating Shares and each existing Class C multiple share (each, a “Multiple Voting Share”) has been exchanged for 0.7 of a Fixed Multiple Share and 0.3 of a Floating Share.
The Fixed Shares and Floating Shares will begin trading on the Canadian Securities Exchange (the “CSE”) under the ticker symbol ACRG.A.U and ACRG.B.U, respectively, as of the opening of markets today.
“Thank you to the Acreage shareholders for voting in favour of this amended arrangement and for believing in the potential Canopy Growth can bring to their investment,” shared David Klein, Canopy Growth CEO. “We are encouraged by Acreage’s recent actions to improve the focus and financial performance of its business and begin building our brands in the U.S., through the introduction of the Tweed brand in several U.S. states. The amended arrangement provides Canopy the most efficient entryway into the U.S., once federally permissible, and we believe will continue to benefit shareholders of both companies over the long-term.”
“With today’s announcement, we look forward to continuing to build on our momentum to accelerate our pathway to profitability,” said Bill Van Faasen, Interim CEO of Acreage Holdings. “Canopy’s Tweed branded flower has been a success since our launch late last year, and we will continue to expand to new markets and introduce new products and form factors. We are also excited to develop our hemp division to meet consumer needs in what is expected to be a $10 billion market opportunity.”
In accordance with the Amended Arrangement, upon the occurrence (or waiver by Canopy Growth) of changes in federal laws in the United States to permit the general cultivation, distribution and possession of marijuana (as defined in the relevant legislation) or to remove the regulation of such activities from the federal laws of the United States (the “Triggering Event”), Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions, acquire all of the issued and outstanding Fixed Shares on the basis of 0.3048 of a common share of Canopy Growth (each, a “Canopy Growth Share”) per Fixed Share (following the automatic conversion of the Fixed Multiple Shares and subject to adjustment in accordance with the terms of the arrangement agreement entered into between Acreage and Canopy Growth on April 18, 2019, as amended on May 15, 2019 and on September 23, 2020 (the “Arrangement Agreement”).

In addition, Canopy Growth holds an option, exercisable at the discretion of Canopy Growth, to acquire all of the issued and outstanding Floating Shares at the time that Canopy Growth acquires the Fixed Shares, for cash or Canopy Growth Shares, as Canopy Growth may determine, at a price per Floating Share based upon the 30-day volume-weighted average trading price of the Floating Shares on the CSE relative to the trading price of the Canopy Growth Shares at the time of the occurrence or waiver of the Triggering Event, subject to a minimum price of US$6.41 per Floating Share.
Holders of Acreage shares and certain securities convertible or exchangeable into Subordinate Voting Shares as of the close of business on September 22, 2020 (the “Record Date”), are entitled to receive approximately US$0.30 per share, being their pro rata portion (on an as converted to Subordinate Voting Share basis) of US$37,500,024 (the “Upfront Payment”) paid by Canopy Growth. It is expected that the Upfront Payment will be distributed to such holders of record within three business days. Shareholders of Acreage as of the Record Date with questions regarding the Upfront Payment should contact their broker for additional information.
In addition, in connection with the Amended Arrangement, a subsidiary of Canopy Growth has advanced US$50 million to Universal Hemp, LLC (“Hempco”), a subsidiary of Acreage, pursuant to the terms of a secured debenture (the “Debenture”). In accordance with the terms of the Debenture, the funds cannot be used, directly or indirectly, in connection with or for any cannabis or cannabis-related operations in the United States, unless and until such operations comply with all applicable laws of the United States. An additional US$50 million may be advanced pursuant to the Debenture subject to the satisfaction of certain conditions by Hempco. The Debenture bears interest at a rate of 6.1% per annum, matures 10 years from the date hereof or such earlier date in accordance with the terms of the Debenture and all interest payments made pursuant to the Debenture are payable in cash by Hempco. The Debenture is not convertible and is not guaranteed by Acreage.
Acreage will continue to operate as a stand-alone entity and to conduct its business independently, subject to compliance with certain covenants contained in the Arrangement Agreement.
Additional Details
For more information about the Amended Arrangement please see the Acreage proxy statement and management information circular dated August 17, 2020 (the “Circular”) which was filed with the United States Securities and Exchange Commission (the “SEC”) and is available on the EDGAR website at www.sec.gov and under Acreage’s profile on SEDAR at www.sedar.com.
In order to receive Fixed Shares and Floating Shares in exchange for Subordinate Voting Shares, Proportionate Voting Shares or Multiple Voting Shares, Acreage registered shareholders must complete, sign, date and return the letter of transmittal that was previously mailed to each Acreage shareholder (the “Letter of Transmittal”). The Letter of Transmittal was filed with the SEC and is available on the EDGAR website at www.sec.gov and under Acreage’s profile on SEDAR at www.sedar.com. For those Acreage shareholders whose shares are registered in the name of a broker, investment dealer, bank, trust company, trust or other intermediary or nominee, they should contact such nominee for assistance in depositing their Subordinate Voting Shares, Proportionate Voting Shares or Multiple Voting Shares and should follow the instructions of such intermediary or nominee.
The Companies intend to update their respective shareholders by press release of the following key milestones: (i) the occurrence or waiver of the Triggering Event; (ii) the proposed effective date for the acquisition of the Fixed Shares and, if applicable, the Floating Shares; (iii) material developments relating to the Amended Arrangement; and (iv) material regulatory developments in the United States.

Advisors
Cassels Brock & Blackwell LLP and Paul Hastings LLP acted as legal counsel to Canopy Growth. Ernst & Young LLP (EY) acted as tax advisors to Canopy Growth.
DLA Piper (Canada) LLP and Cozen O’Connor acted as legal counsel to Acreage. Foros acted as financial advisor to the Acreage board of directors and Eight Capital acted as financial advisor to the Acreage special committee. Wildeboer Dellelce LLP acted as legal counsel to the Acreage special committee.
About Canopy Growth
Canopy Growth (TSX:WEED, NYSE:CGC) is a world-leading diversified cannabis, hemp and cannabis device company, offering distinct brands and curated cannabis varieties in dried, oil and Softgel capsule forms, as well as medical devices through Canopy Growth's subsidiary, Storz & Bickel GMbH & Co. KG. From product and process innovation to market execution, Canopy Growth is driven by a passion for leadership and a commitment to building a world-class cannabis company one product, site and country at a time.
Canopy Growth's medical division, Spectrum Therapeutics is proudly dedicated to educating healthcare practitioners, conducting robust clinical research, and furthering the public's understanding of cannabis, and has devoted millions of dollars toward cutting edge, commercializable research and IP development. Spectrum Therapeutics sells a range of full-spectrum products using its colour-coded classification Spectrum system as well as single cannabinoid Dronabinol under the brand Bionorica Ethics.
Canopy Growth operates retail stores across Canada under its award-winning Tweed and Tokyo Smoke banners. Tweed is a globally recognized cannabis brand which has built a large and loyal following by focusing on quality products and meaningful customer relationships.
From our historic public listing on the Toronto Stock Exchange and New York Stock Exchange to our international expansion, pride in advancing shareholder value through leadership is engrained in all we do at Canopy Growth. Canopy Growth has established partnerships with leading sector names including cannabis icons Snoop Dogg and Seth Rogen, breeding legends DNA Genetics and Green House Seeds, as well as lifestyle guru Martha Stewart and Fortune 500 alcohol leader Constellation Brands, to name but a few. For more information visit www.canopygrowth.com
About Acreage
Headquartered in New York City, Acreage is a vertically integrated, multi-state operator of cannabis licenses and assets in the U.S. Acreage is dedicated to building and scaling operations to create a seamless, consumer-focused branded cannabis experience. Acreage debuted its national retail store brand, The Botanist in 2018 and its award-winning consumer brands, The Botanist and Live Resin Project in 2019.
On June 27, 2019, Acreage implemented an arrangement under section 288 of the Business Corporations Act (British Columbia) with Canopy Growth, which was subsequently amended on September 23, 2020. Pursuant to the Amended Arrangement, upon the occurrence (or waiver by Canopy Growth) of the Triggering Event, Canopy Growth will, subject to the satisfaction or waiver of certain closing conditions, acquire all of the issued and outstanding Fixed Shares on the basis of 0.3048 of a Canopy Growth Share per Fixed Share (following the automatic conversion of the Fixed Multiple Shares and subject to adjustment in accordance with the terms of the Arrangement Agreement.

In addition, Canopy Growth holds an option, exercisable at the discretion of Canopy Growth, to acquire all of the issued and outstanding Floating Shares at the time that Canopy Growth acquires the Fixed Shares, for cash or Canopy Growth Shares, as Canopy Growth may determine, at a price per Floating Share based upon the 30-day volume-weighted average trading price of the Floating Shares on the CSE relative to the trading price of the Canopy Growth Shares at the time of the occurrence or waiver of the Triggering Event, subject to a minimum price of US$6.41 per Floating Share.
For more information about the Amended Arrangement please see the Circular and the respective information circulars of each of Acreage and Canopy Growth dated May 17, 2019, which are available on Acreage’s and Canopy Growth’s respective profiles on SEDAR at www.sedar.com and filed with the SEC on the EDGAR website at www.sec.gov. For additional information regarding Canopy Growth, please see Canopy Growth’s profile on SEDAR at www.sedar.com.
Notice Regarding Forward Looking Statements
This news release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Companies or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements include statements with respect to the trading of the Fixed Shares and the Floating Shares on the CSE, the timing of receipt of the Upfront Payment, the occurrence or waiver of the Triggering Event, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement and the additional advance pursuant to the terms of the Debenture.
Risks, uncertainties and other factors involved with forward-looking statements or information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements or information, including the occurrence of changes in U.S. federal laws regarding the cultivation, distribution or possession of marijuana; the likelihood of the Triggering Event being satisfied or waived by the outside date; the ability of the Companies to satisfy, in a timely manner, the conditions to closing following the satisfaction or waiver of the Triggering Event; the likelihood of Canopy Growth completing the acquisition of the Fixed Shares and/or Floating Shares; other expectations and assumptions concerning the transactions contemplated between the Companies; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and the risks associated with the completion thereof; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks related to infectious diseases, including the impacts of COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; risk associated with divesting certain assets; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy Growth filed with the SEC and available on the EDGAR website at www.sec.gov and on Canopy Growth’s profile on SEDAR at www.sedar.com, including Canopy Growth’s annual report on Form 10-K for the year ended March 31, 2020 (as amended) and in the public filings of Acreage filed with the SEC and available on the EDGAR website at www.sec.gov and on Acreage’s profile on SEDAR at www.sedar.com, including the Circular and Acreage’s annual report on Form 10-K for the year ended December 31, 2019 (as amended).
In respect of the forward-looking statements and information, the Companies have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Companies believe that the assumptions and factors used in preparing the forward-looking statements and information in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking statements and information included in this news release are made as of the date of this news release and the Companies do not undertake any obligation to publicly update such forward-looking statements or information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.
There can be no assurance that the Triggering Event or the acquisition of the Fixed Shares and/or the Floating Shares will occur, or that such events will occur on the terms and conditions contemplated in this news release. Actual results could differ materially from those currently anticipated due to a number of factors and risks. Investors are cautioned that, except as disclosed in the Circular, any information released or received with respect to the Amended Arrangement may not be accurate or complete and should not be relied upon.
The CSE has not reviewed, approved or disapproved the content of this news release.
For further information:

Canopy Growth Media Contact:
Patti Zebchuck, Media Relations
media@canopygrowth.com

Canopy Growth Investor Contacts
Judy Hong, Vice President, Investor Relations (USA)
Judt.Hong@canopygrowth.com
855-558-9333 ex 122

Tyler Burns, Vice President, Investor Relations (Canada)
Tyler.Burns@canopygrowth.com
855-558-9333 ex 122

Acreage Media Contact
Howard Schacter, Vice President of Communications
h.schacter@acreageholdings.com
646-600-9181

Acreage Investor Contact
Steve West, Vice President, Investor Relations
investors@acreageholdings.com
646-600-9181